UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 2, 2017

International Paper Company
(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (901) 419-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
The information in this Report, including the exhibit, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
SECTION 2. FINANCIAL INFORMATION.
Item 2.02.   Results of Operations and Financial Condition.
On February 2, 2017, International Paper Company (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended December 31, 2016, and will hold a webcast and conference call later the same day to discuss these results. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release.
SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.
Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of International Paper Company dated February 2, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: February 2, 2017	By:	/s/ VINCENT P. BONNOT
	Name:	Vincent P. Bonnot
	Title:	Vice President - Finance and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of International Paper Company dated February 2, 2017.

E-1